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                                                                   EXHIBIT 10.31


                              AMENDED AND RESTATED
                          MANAGEMENT SERVICES AGREEMENT


         AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT dated as of
August 14, 1996 among GS Industries, Inc. ("Parent"), a Delaware corporation, GS Technologies Corporation, a Delaware corporation ("GST"), ME International, Inc., a Michigan corporation ("MEI"), M.E.-West Castings, Inc., an Arizona corporation ("M.E.-West" and, together with MEI, the "MEI Entities"), GS Technologies Operating Co., Inc. ("GSTOC"), a Delaware corporation, Mineral Reagents International Inc., a Delaware corporation ("MRI"), CI (U.S.) Corp. (formerly Control International, Inc.), a Utah corporation ("CII"), Georgetown Industries, Inc., a Delaware corporation ("GII"), Georgetown Investment Corporation, a Delaware corporation ("GIC"), Georgetown Finance Corporation, a Delaware corporation ("GFC"), Georgetown Steel Corporation, a Delaware corporation ("GSC"), Georgetown Wire Company, Inc., a Delaware corporation ("GWC"), Florida Wire and Cable, Inc., a Delaware corporation ("FWC"), Tree Island Industries, Ltd., a British Columbia corporation ("TII"), and K-Lath Corporation, Inc., a California corporation ("K-Lath" and, together with GSTOC, MRI, CII, GII, GIC, GFC, GSC, GWC, FWC and TII, the "GSTOC Entities"). Parent and, from time to time, GST are collectively referred to herein as the "Service Providers." The GSTOC Entities, the MEI Entities and, from time to time, GST are collectively referred to herein as the "Recipients."

         The Recipients and the Service Providers entered into that certain Management Services Agreement dated as of October 5, 1995 providing for the provision of certain management services by the Service Providers to the Recipients and the Recipients and the Service Providers desire to amend and restate the Management Services Agreement as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. TERM. The Recipients agree to engage the Service Providers, and the Service Providers agree to provide management services to the Recipients, on the terms and conditions set forth herein for a period commencing as of October 5, 1995 and ending ten (10) years from such date (or at such earlier time as is mutually agreed upon by the parties). The period during which the Service Providers are engaged hereunder is hereinafter referred to as the "Management Period."

         SECTION 2. SERVICES.

         (a) The executive management consulting services and staff support services (the "Services") to be provided in connection with the engagement hereunder may, from time to time, include the following as shall be mutually agreed by the parties hereto:





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                  (i) general executive services, including periodic advice and consultation with respect to the affairs of the Recipients;

                  (ii) financial, accounting, legal, tax and cash management services;

                  (iii) management information and other system services, including technical support in connection therewith;

                  (iv) services related to tax, regulatory and other filings, as well as periodic or other reports to governmental or other agencies having jurisdiction over the respective businesses of the Recipients, including, without limitation, the application on behalf of and for the account of the Recipients, of all applicable licenses, permits, and consents;

                  (v) sales and marketing services;

                  (vi) environmental services, including services to assist the Recipients in meeting the reporting requirements of regulatory agencies;

                  (vii) employee and personnel services, including making available certain of its employees to act as senior executive officers of the Recipients, and advisory services relating to employee training, testing and evaluation programs, employee benefit programs and other personnel matters;

                  (viii) services and costs related to benefit and compensation plans of the Service Providers, including group life and health insurance plans, pension and salary continuation plans and thrift plans;

                  (ix) technical research and development services;

                  (x) engineering services;

                  (xi) services with respect to safety matters;

                  (xii) general services with respect to relations with investors and members of the investment community as well as city, state and federal governments; and

                  (xiii) such other services as mutually agreed to by the parties.

         (b) The Service Providers shall determine, from time to time, what services shall be provided by each such Service Provider.

         (c) Parent agrees to indemnify, defend and save harmless each Recipient and its respective directors, officers, agents and employees from and against any and all liability,


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expense, loss, claim or damage of any kind or nature on account of Parent's bad faith or willful misconduct in the course of its performance or non-performance of its duties hereunder. A Recipient shall, with reasonable promptness and specificity, notify Parent of any claim for indemnification hereunder and shall afford Parent the right to conduct the defense, compromise or settlement of any action relating to such claim for indemnification, at Parent's own risk and expense.

         GST agrees to indemnify, defend and save harmless each Recipient and its respective directors, officers, agents and employees from and against any and all liability, expense, loss, claim or damage of any kind or nature on account of GST's bad faith or willful misconduct in the course of its performance or non-performance of its duties hereunder. A Recipient shall, with reasonable promptness and specificity, notify GST of any claim for indemnification hereunder and shall afford GST the right to conduct the defense, compromise or settlement of any action relating to such claim for indemnification, at GST's own risk and expense.

         Each Recipient severally agrees to indemnify, defend and save harmless the Service Providers and their respective directors, officers, agents and employees from and against any and all liability, expense, loss, claim or damage of any kind or nature (including reasonable legal fees and expenses) resulting from any suits, claims or demands on account of any matter that may arise as a result of the performance or non-performance of the Service Providers hereunder; provided, however, that the Service Providers shall not have been found, by court of competent jurisdiction, to have acted in bad faith or with willful misconduct in connection with such liability, claim or damage. Upon the receipt of notice of the commencement of any action against a Service Provider and if a claim in respect thereof is to be made hereunder, such Service Provider shall, with reasonable promptness and specificity, notify the appropriate Recipient(s) in writing of the commencement of such action and shall afford the appropriate Recipient(s) the right to conduct the defense, compromise or settlement of such action, at the appropriate Recipient(s) own risk and expense. In addition, the Service Provider shall, with reasonable promptness and specificity, notify the appropriate Recipient(s) of any claim for indemnification hereunder.

         SECTION 3. MANAGEMENT FEE.

         (a) The Recipients shall provide direct payment or shall promptly reimburse the Service Providers for such reasonable out-of-pocket expenses, including, without limitation, overhead expenses of the headquarters office, actually paid to unaffiliated third parties as may be incurred by the Service Providers in connection with the rendering of any services hereunder.

         (b) In the event that any Service Provider incurs any other expenses in connection with the rendering of any services hereunder, such Service Provider shall be entitled to be paid or reimbursed for such amounts from the Recipients; provided, however, that such payments or reimbursements to Parent pursuant to this subsection (b) shall not exceed $1


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million per year excluding (i) reasonable compensation, indemnification and other benefits paid or provided by Parent to full-time officers or employees of GST and its subsidiaries and (ii) the allocable portion of compensation, indemnification and other benefits paid to directors, officers and employees of Parent for services rendered on behalf of GST and its subsidiaries.

         SECTION 4. ASSIGNMENT. This Agreement or any rights hereunder may not be assigned or otherwise transferred by any party and shall not inure to the benefit of any trustee in bankruptcy, receiver or other successor of any party, whether by operation of law or otherwise, without the prior written consent of the parties hereto and the Trustee (the "Trustee") under the Indenture, dated as of October 5, 1995, by and between GSTOC, GST and Shawmut Bank Connecticut, National Association (the "Indenture"), and any assignment or transfer without such consents shall be null and void.

         SECTION 5. NO THIRD-PARTY BENEFICIARIES/LIABILITY. This Agreement is for the sole benefit of the parties hereto and nothing herein expressed or implied shall give or be construed to give to any person, other than the parties hereto, any legal or equitable rights hereunder. Absent bad faith or willful misconduct by the Service Providers, the Service Providers shall not be liable to any Recipient on account of the Services or any act or omission to act relating thereto.

         SECTION 6. MODIFICATION. This Agreement (a) sets forth the entire understanding and agreement of the parties with respect to the subject matter hereof; and (b) supersedes all prior and contemporaneous understandings, conditions and agreements, oral or written, express or implied, respecting the engagement of the Service Providers in connection with the subject matter hereof. This Agreement may not be modified or amended without the prior written consent of the parties hereto and, in the case of Section 3 hereof or any other provisions dealing with the payment of fees or reimbursement of expenses, the Trustee. The Trustee shall not be required to enter into any such amendment or modification unless the Trustee is satisfied that such amendment or modification does not adversely affect the holders of the Notes (as such term is defined in the Indenture).

         SECTION 7. NOTICES. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or sent prepaid telex, cable or telecopy, or sent, postage prepaid, by registered, certified or express mail, or reputable overnight courier service and shall be deemed given when so delivered by hand, telexed, cabled or telecopied, or if mailed, three days after mailing (one business day in the case of express mail or overnight courier service), to the Recipients at the addresses indicated in such Recipient's corporate records and to the Service Providers as follows:



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                  (i)      if to Parent,

                           GS Industries, Inc.
                           c/o Bain Capital, Inc.
                           Two Copley Place, 7th Floor
                           Boston, MA 02116
                           Attention:       Paul B. Edgerley
                                            Robert C. Gay

                           GS Industries, Inc.
                           1901 Roxborough Road, Suite 200
                           Charlotte, NC 28211
                           Attention:       Roger R. Regelbrugge

                           with a copy to:

                           Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, IL 60601
                           Attention:       Karl E. Lutz, P.C.
                                            James L. Learner, Esq.

                           Parker, Poe, Adams & Bernstein L.L.P.
                           2500 Charlotte Plaza
                           Charlotte, NC 28244
                           Attention:       Fred C. Thompson, Jr., Esq.

                  (ii)     if to GST,
                           GS Technologies Corporation
                           1901 Roxborough Road, Suite 200
                           Charlotte, NC 28211
                           Attention:       Roger R. Regelbrugge

                           with a copy to:

                           Kirkland & Ellis
                           200 East Randolph Drive
                           Chicago, IL 60601
                           Attention:       Karl E. Lutz, P.C.
                                            James L. Learner, Esq.



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                           Parker, Poe, Adams & Bernstein L.L.P.
                           2500 Charlotte Plaza
                           Charlotte, NC 28244
                           Attention:       Fred C. Thompson, Jr., Esq.

                  (iii)    if to the Trustee,
                           Shawmut Bank Connecticut, National Association 777 Main Street
                           Hartford, CT 06115
                           Attention:       Robert Reynolds

         SECTION 8. INTERPRETATION. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         SECTION 9. COUNTERPARTS. This Agreement may be executed in one or more counterparts all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each of the other parties.

         SECTION 10. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, all other provisions of this Agreement shall nevertheless remain in full force and effect, but if the economic or legal substance of the transactions contemplated hereby is affected in a manner materially adverse to any party as a result of the determination that a provision is invalid, illegal or unenforceable, the parties hereto agree to negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transaction contemplated hereby are fulfilled to the closest extent possible.

         SECTION 11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         SECTION 12. WAIVERS. Any waiver by any party of a breach of any provision of this Agreement, or the failure of a party to insist upon strict adherence to that term or any other term of this Agreement, shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. Any waiver must be in writing.

         IN WITNESS WHEREOF, the parties have caused this Amended and Restated Agreement to be duly executed as of the date first above written.


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                            GS INDUSTRIES, INC.

                            By:______________________________________
                            Title:___________________________________


                            GS TECHNOLOGIES CORPORATION

                            By:______________________________________
                            Title:___________________________________


                            GS TECHNOLOGIES OPERATING CO., INC.

                            By:______________________________________
                            Title:___________________________________


                            ME INTERNATIONAL, INC.

                            By:______________________________________
                            Title:___________________________________


                            ME-WEST CASTINGS, INC.

                            By:______________________________________
                            Title:___________________________________


                            MINERAL REAGENTS INTERNATIONAL
                            INC.

                            By:______________________________________
                            Title:___________________________________




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                            CI (U.S.) CORP.

                            By:______________________________________
                            Title:___________________________________


                            GEORGETOWN INDUSTRIES, INC.

                            By:______________________________________
                            Title:___________________________________

                            GEORGETOWN INVESTMENT
                            CORPORATION

                            By:______________________________________
                            Title:___________________________________


                            GEORGETOWN FINANCE CORPORATION

                            By:______________________________________
                            Title:___________________________________


                            GEORGETOWN STEEL CORPORATION

                            By:______________________________________
                            Title:___________________________________


                            GEORGETOWN WIRE COMPANY, INC.

                            By:______________________________________
                            Title:___________________________________


                            FLORIDA WIRE AND CABLE, INC.

                            By:______________________________________
                            Title:___________________________________




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                            TREE ISLAND INDUSTRIES, LTD.

                            By:______________________________________
                            Title:___________________________________


                            K-LATH CORPORATION, INC.

                            By:______________________________________
                            Title:___________________________________


         General Electric Capital Corporation, as Agent under the Loan Agreement dated October 5, 1995 (the "Loan Agreement") among GSTOC, CII, MRI, GII, GIC, GFC, GSC, FWC, GWC, K-Lath and the Lenders named therein, does hereby give its consent to this Amended and Restated Management Services Agreement, as required by Section 7.16(b) of the Loan Agreement.

                             GENERAL ELECTRIC CAPITAL
                             CORPORATION

                             By:______________________________________
                             Title:___________________________________



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